INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST
SUPPLEMENT DATED nOVEMBER 29, 2024 TO THE SUMMARY AND STATUTORY PROSPECTUSES
AND STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 20, 2023,
AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco BulletShares 2024 Corporate Bond ETF (BSCO)
Invesco BulletShares 2024 High Yield Corporate Bond ETF (BSJO)
Invesco BulletShares 2024 Municipal Bond ETF (BSMO)
(each, a “Fund” and collectively, the “Funds”)
Effective December 10, 2024, the Funds, each a separate series of the Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”), will no longer accept creation orders.
The last day of trading of each Fund on The Nasdaq Stock Market LLC (the “Exchange”) will be December 13, 2024. Shareholders may sell their holdings of a Fund on the Exchange until market close on December 13, 2024 and may incur typical transaction fees from their broker-dealer.
In accordance with the principal investment strategies of each Fund, the Funds will be terminated on December 17, 2024 without requiring additional approval by the Trust’s Board of Trustees or the Funds’ shareholders. In connection with such termination, shareholders who do not sell their shares of a Fund before market close on December 13, 2024 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts, on or about December 17, 2024.
Shareholders should call the Funds’ distributor, Invesco Distributors, Inc., at 1-800-983-0903 for additional information.
Please Retain This Supplement For Future Reference.
P-SIFT-PROSOAI-SUP-1 112924